Energy Efficiency Reimagined NASDAQ: TGEN Spring 2018 Investor Presentation

Safe Harbor Statement 2 This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures.

Retired President and Vice Chairman of the board of directors of Thermo Electron Corp. (now Thermo Fisher Scientific) Developed Thermo’s famous ‘spinout’ strategy, resulting in the spinout of 24 public companies from the parent Raised nearly $5B from 1990 – 1998 as Thermo’s CFO for the parent company and it’s various spinout subsidiaries Board of Directors of the American Stock Exchange from 1994 – 2000 Former “Member of the Corporation” of Northeastern University John Hatsopoulos Co-Founder, Chairman Emeritus, and Director 3

Heat, Power, and/or Cooling that is Advanced Modular Cogeneration Systems Cheaper Industry leading efficiency Cleaner Lower emissions thanks to efficiency and emissions technology More reliable Real time monitoring enables prompt service All of Tecogen’s equipment is powered by internal combustion engines that use clean, abundant natural gas and is equipped with Tecogen’s patented Ultera emissions system 4

Market Leading Products Cogeneration electricity and hot water Chillers hot and cold water Water Heaters up to 200% efficiency Energy Production On-site utility Emissions Reduction criteria pollutant elimination 5

Sustainable Competitive Advantage Proprietary and patented technology Ultera Emission control Inverter architecture Permanent magnet generator Natural gas engine optimization In-house engineering and installation Fully integrated on-site service and maintenance Creates value proposition for customers that drives ✓ Revenue Growth ✓ Robust Gross Margins ✓ Repeat Business Tecogen is the market leader in its class 6

Born to Innovate 2000: Investor group led by John and George Hatsopoulos acquires Tecogen 2003: First (and only) engine driven CHP module to obtain full California Electric Rule 21 Certification 2008: Roll out of original InVerde cogeneration unit 2013: Patent awarded for Ultera emissions technology 2014: IPO and listing on NASDAQ: TGEN 2016: Roll out of dramatically upgraded InVerde e+ 2017: Acquisition of American DG Energy 2018: Inverter obtains UL 1741 SA Certification Originally founded as an energy technology R&D center within Thermo Electron Corp. (now Thermo Fisher Scientific) 7

Deep and Diverse Customer Base Cogeneration 25% Chiller & Other Products 14% Service Contracts 26% Installations 23% Energy Production 12% 2017 Revenue by StreamInstalled Base at YE ‘17 Over 2,500 units installed to-date Two streams of stable revenue provide balance to faster growing and more volatile product and installation revenues NOTE: Energy Production revenue acquired in May, 2017Broad Source of Sales Direct Sales Effort ESCOs Building Management Companies Engineering Firms Energy Efficiency Consultants 8 Multi-Unit Residential 39% Hospitality & Recreation 11% Other 15% Industrial & Manufacturing 10% Education 15% Health Care 10%

Substantial Growth Opportunities Untapped potential for application of emissions technology to automotive and fork truck industriesEvolving market conditions encourage adaption Inexpensive and abundant natural gas Improving regulatory environment Direct cash incentives Federal investment tax credit Demand response incentives and demand charge avoidance Grid resiliency and blackout protection $40+ billion market potential for CHP* 9 *Global Market Insights: Global Combined Heat and Power Market Report. April, 2017

Cogeneration: Electricity and Heat Modular and scalable Best in class electrical efficiency 60-125 kW, scalable to 1MW+ Remote monitoring ✓ Proprietary inverter ✓ CERTS certified microgrid system ✓ Blackout protection ✓ Cost effective heat and power Ideal for • Locations with many beds and showers: hotels, dormitories, apartment buildings, prisons • Light manufacturing and industrial facilities with hot water requirements • Fitness centers 10

Chillers (Mechanical CHP): Heating and Cooling Ideal for • Hospitals • Indoor agriculture • Light manufacturing and industrial facilities with both cooling and heating requirements • Sports facilities: Swimming pools, ice rinks The only natural gas engine driven chiller on the market 30-60% cheaper to operate than equivalent electric chillers Three sizes RT: 50 tons, air-cooled STx: 15-200 tons, water-cooled DTx: 300-400 tons, water-cooled 50-400 tons of cooling capacity “Free” waste heat and clean carbon dioxide emissions stream may be repurposed for indoor agriculture applications 11

Water Heaters: Up to 300% Efficiency Ideal for • Customers with high natural gas prices • Food and beverage processing facilities • Nursing homes, spas, apartment buildings The world’s most efficient water heater 2-3x the efficiency of a conventional boiler cuts energy consumption and carbon dioxide emissions in half Compact natural gas or propane fueled heat pump Creates both hot and chilled water simultaneously Available in three configurations Water-source Air-source Air-source “split system:” enables remote installation of air-source evaporator 12

Energy Production: On-site Utility Sells heat, power, and/or cooling directly to customer Stable source of revenue with robust margins Future contracted revenue of over $50 million (undiscounted) Acquired on May 18, 2017 Acquisition creates a vertically integrated clean technology company with a complete end-to-end distributed generation offering – design, manufacturing, financing, installation, and maintenance. 13

Emissions Reduction: Criteria Pollutant Elimination Non-invasive emissions system Reduces criteria pollutants (Nox, NMOG, CO) to near zero fuel-cell equivalent levels Patent protected and insured Installed on virtually all Tecogen equipment Simple retrofit to existing engines with no performance loss Proven in Tecogen, Ford, GM, Caterpillar, Generac, etc. 14 South Coast Air Quality Management District (SCAQMD) of southern California has reset its Best Available Control Technology (BACT) standard for non-emergency engine-driven generators to a level that rich-burn engines can only achieve when equipped with Ultera

Fork trucks that operate indoors must meet strict emissions standards Affordability, distribution network, and power profile make propane the fuel of choice Batteries and fuel cells greatly compromise performance Funded in part by the Propane education & research Council (PERC) Test of retrofitted fork truck exceptionally successful Propane powered fork trucks Successful Phase 1 and 2 testing validated proof of concept Contract in place with research institute to optimize catalyst formations for gasoline powered engines Future phases to focus on development of a commercially viable prototype Gasoline powered passenger and light duty vehicles Wholly-owned subsidiary charged with the effort to commercialize Ultera for non-stationary applications Ultera Technologies, Inc. Applying Ultera to Mobile Vehicles 15

Sustained Positive Financial Results 16 Record annual revenue in 2017 of $33.2 million Sustained step change to profitability achieved in 3Q’16 Six consecutive quarters of positive operational results Adjusted EBITDA of $1.1 million for the year of 2017, $533K in 4Q’17 Non-GAAP Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc., adjusted for interest, depreciation and amortization, stock based compensation expense and one-time merger related expenses. See slide 23 for reconciliation. -$1,500 -$1,000 -$500 $0 $500 $1,000 20 14 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 15 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 16 Q1 20 16 Q2 20 16 Q3 20 16 Q4 20 17 Q1 20 17 Q2 20 17 Q3 20 17 Q4 Adjusted EBITDA Quarterly with T4Q Average (dotted line) - $Thousands

4Q and FY’17 Results 4Q'17 4Q'16 YoY Chg FY'17 FY'16 YoY Chg Revenues 10,264,163 7,111,108 44% 33,202,666 24,490,386 36% Cost of sales 6,469,082 4,407,486 47% 20,248,262 15,189,708 33% Gross profit 3,795,081 2,703,622 40% 12,954,404 9,300,678 39% General and administrative 2,477,998 2,096,131 18% 9,520,497 7,994,361 19% Selling 713,448 419,171 70% 2,271,826 1,636,704 39% Research & development 295,864 142,368 108% 936,929 667,064 40% Total operating costs 3,487,310 2,657,670 31% 12,729,252 10,298,129 24% Income (loss) from operations 307,771 45,952 573% 225,152 (997,451) N/A Interest and other income 6,593 2,413 173% 27,626 11,988 130% Interest expense (40,056) (43,809) -9% (155,082) (175,782) -12% Consolidated net Income (loss) 274,308 4,556 6220% 97,696 (1,161,245) N/A (Income) loss attributable to noncontrolling interest (5,327) 0 N/A (50,260) 64,962 N/A Net income (loss) attributable to Tecogen Inc. 268,981 4,556 6098% 47,436 (1,096,283) N/A 17

Company Information Tecogen, Inc. 45 First Ave Waltham, MA 02451 NASDAQ: TGEN www.tecogen.comContact John Hatsopoulos, Chairman Emeritus 781.622.1120 John.Hatsopoulos@Tecogen.com Jeb Armstrong, Director of Capital Markets 781.466.6413 Jeb.Armstrong@Tecogen.com Contact Information Energy Efficiency Reimagined 18

Management team Board of Directors Detailed financial information Cogeneration InVerde e+ data Cogeneration savings case study Tecochill chiller data Indoor agriculture Ilios water heater data Ultera emission technology diagram Emission reduction comparison chart Standby generator emissions test results AVL car emissions test results Fork truck emissions test results Appendix 19 Tecogen Inc Company Information NASDAQ Ticker TGEN Recent Stock Price ~$3.05/sh 52-week Range $2.05 - $4.15/sh Shares Outstanding (12/31/17) 24.76 million Market Capitalization ~$76 million Ownership of Directors, Officers, and their family trusts (12/31/17) 19.6% Long term Debt (12/31/17) $850 thousand Total Assets (12/31/17) $50.7 million Member: Russell Microcap ® Index

Management Team 20 Benjamin Locke Chief Executive Officer • Co-CEO from 2014 to 2018 • Joined company as general manager in 2013 • Director of Business Development at Metabolix from 2001 to 2013 • Previously served as Vice President of Research at Innovative Imaging Systems Robert Panora President, COO • General Manager of Tecogen’s product group since 1990 • Manager of Product Development, Engineering, and Operations since 1984 Bonnie Brown Chief Accounting Officer • CFO of American DG Energy from 2015 to merger • Previously CFO of Tecogen from 2007 to 2014 • Joined Tecogen in 2005 as Controller • Partner at Sullivan, Bille, PC, a regional accounting firm prior to joining Tecogen Jack Whiting General Counsel • Prior to joining Tecogen in 2018, was VP, General Counsel & Secretary of GeNO LLC (2012-2017), Levitronix LLC (2009-2011), and American Renal Associates (2002-2008) • Associate General Counsel of Thermo Electron from 1996 to 2002

Board of Directors 21 Angelina Galiteva Director, Board Chairwoman ▪ Chair of the Company since 2005 ▪ Founder and Chair of the Board for the Renewables 100 Policy Institute, a non- profit entity dedicated to the global advancement of renewable energy solutions since 2008 ▪ Chairperson at the World Council for Renewable Energy and Board member of the Governors of the California ISO John Hatsopoulos Director, Chairman Emeritus ▪ CEO and Director since the Company‘s organization in 2000 ▪ Co-Founder for Thermo Electron Corp., now Thermo Fisher Scientific (NYSE: TMO) ▪ As Thermo Electron CFO, grew company from a market capitalization of ~$100 million in 1980 to over $2.5 billion Charles Maxwell Director, Chair of Audit Committee ▪ Company Director since 2001 ▪ 40 years of energy sector specific experience with major oil companies and investment banking firms ▪ Former Senior Energy Analyst with Weeden & Co. ▪ Board Chairman of American DG Energy, Inc. Keith Davidson Director ▪ Company Director since 2016 ▪ President of DE Solutions, a consulting and engineering firm serving the distributed energy markets ▪ Former Director of the Gas Research Institute and past President of the American Cogeneration Association ▪ 25 years of experience in energy and environmental technology development and implementation Ahmed Ghoniem Director ▪ Company Director since 2008 ▪ Ronald C. Crane Professor of Mechanical Engineering at MIT ▪ Director of the Center for 21st Century Energy and Head of Energy Science and Engineering at MIT ▪ Associate Fellow of the American Institute of Aeronautics and Astronautics Deanna Peterson Director ▪ Company Director since 2017 ▪ Chief Business Officer of AVROBIO since 2016 ▪ Vice President of Business Development at Shire Pharmaceuticals from 2009 to 2015 ▪ Led development, priorization and execution of Shire‘s overall corporate and business development strategies

Year-End 2017 Financial Metrics: Revenues, Margins, Growth

Tecogen

- Four diverse revenue streams
  - Record product sales
  - Long term service contracts provide steadily improving cash flow
  - Turnkey installation through Tecogen service operations facilitates both product sales and service revenue
  - Energy production via ADG sites provides stable and reliable cash flow
- Maintained total gross margin near 40%

$ in thousands		2017		2016	YoY Growth	2017 % of Total Rev
Revenue						
Cogeneration	$	8,186	$	7,795	5.0%	24.7%
Chiller (includes HEWH)		4,806		2,928	64.1%	14.5%
Total Product Revenue		12,991		10,722	21.2%	39.1%
Service Contracts and Parts		8,697		8,541	1.8%	26.2%
Installation Services		7,680		5,227	46.9%	23.1%
Total Service Revenue		16,377		13,768	19.0%	49.3%
Enery Production		3,834		0	N/A	11.5%
Total Revenue	**$**	**33,203**	**$**	**24,490**	**35.6%**	**100.0%**
Cost of Sales						
Products	$	8,012	$	7,189	11.4%	
Services		10,202		8,000	27.5%	
Energy Production		2,035		0	N/A	
Total Cost of Sales	**$**	**20,248**	**$**	**15,190**	**33.3%**	
Gross Profit	**$**	**12,954**	**$**	**9,301**	**39.3%**	
Net income (Loss) attributable to Tecogen Inc.	**$**	**47**	**$**	**(1,096)**	**104.3%**	
Gross Margin						
Products		38.3%		33.0%		
Services		37.7%		41.9%		
Aggregate Products and Services		38.0%		38.0%		
Energy Production		46.9%		N/A		
Overall		39.0%		38.0%		

Contribution from ADG sites

Record breaking revenues

>20% product revenue growth

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Consistent Financial Progress *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock based compensation expense and one-time merger related expenses. Steady growth in the backlog translates directly to revenue and bottom-line growth 23 Year Ended December 31 $ in thousands 2017 2016 Non-GAAP financial disclosure Net income (loss) attributable to Tecogen Inc. $ 47 $ (1,096) Interest expense, net 127 164 Depreciation & amortization, net 588 264 EBITDA 763 (668) Stock based compensation 184 166 Merger related expenses 156 0 Adjusted EBITDA* $ 1,103 $ (503) Quarter Ended December 31 $ in thousands 2017 2016 Non-GAAP financial disclosure Net income attributable to Tecogen Inc. $ 269 $ 5 Interest expense, net 33 41 Depreciation & amortization, net 185 65 EBITDA 487 111 Stock based compensation 45 49 Merger related expenses 0 0 Adjusted EBITDA* $ 533 $ 160 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 De c-1 4 Ma r-1 5 Jun - 15 Se p-1 5 De c-1 5 Ma r-1 6 Jun - 16 Se p-1 6 De c-1 6 Ma r-1 7 Jun - 17 Se p-1 7 De c-1 7 Weekly BacklogData: Product and Installation Services $ thousands

$0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 20 14 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 15 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 16 Q1 20 16 Q2 20 16 Q3 20 16 Q4 20 17 Q1 20 17 Q2 20 17 Q3 20 17 Q4 Revenues: Trailing 4 Quarters Products Services Energy Production (ADGE) $ thousands 30% 34% 38% 42% 46% 50% 20 14 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 15 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 16 Q1 20 16 Q2 20 16 Q3 20 16 Q4 20 17 Q1 20 17 Q2 20 17 Q3 20 17 Q4 Trailing 4 Quarters (%) G&A and Selling Costs as % of Revenue Gross Margin Consistent Financial Progress Energy production revenue acquired in May, 2017 Declining operating costs as a percent of revenue demonstrates scalability with revenue growth 24

InVerde e+ Data 25 Best in class efficiency: 33% electrical, 94% overall (LHV) Ideal for markets with commercial electric rates over $0.12/kWh Variable speed operation from 10kW to 125 kW with superior part- load efficiency Fully scalable to multi-MW system Cloud-based real-time performance monitoring Indoor and outdoor installation Dimensions (indoor 7’6”x4’0”x5’9” / outdoor 7’10”x4’11”x6’4”) Weight (indoor 4,300 lbs / outdoor 4,800 lbs) Acoustic Level: 69 dBa @ 20’ Operating Temperature Range: -4⁰ to 104⁰ F (-20⁰ to 40⁰ C) Smart Inverter Technology UL 1741 certified Unique CERTS-Microgrid capability enables grid-independent operation Only inverter-based CHP system that meets NFPA’s Type 10 Emergency Power Supply System rapid blackstart standard Demand Response capable for automatic dispatching Energy savings can pay back initial investment in as few as 2-5 years

Cogeneration Case Study 26 Location: 205 West End Ave, New York City What: Two InVerdes that went into service in April, 2016 Cumulative Savings: $300 thousand over first 24 months of operation Expected Payback Period: 4 to 6 years before NYSERDA rebate Total Electric Generation: 2,219 MW-Hours Average Electrical Efficiency: 27.1% Total Efficiency: 63.3% with 51.5% of captured heat utilized 50 70 90 110 130 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% Apr- 16 Jun - 16 Aug - 16 Oct - 16 Dec- 16 Feb - 17 Apr- 17 Jun - 17 Aug - 17 Oct - 17 Dec- 17 Feb - 18 Electricity Generation: MWH (RHS) Electrical Efficiency $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 Apr -16 Jun - 16 Aug - 16 Oct - 16 Dec -16 Feb - 17 Apr - 17 Jun - 17 Aug - 17 Oct - 17 Dec- 17 Feb - 18 Electrciity Savings Heat Savings Cumulative Savings (RHS) Source of Operational Data: NYSERDA DG Integrated Data System

Tecochill Data

Tecogen

Only natural gas engine driven chiller available

- Widely deployed across North America
- Utilizes less than 1% of the electricity of competing electric chillers, which can be supplied by small retail generator (<3kW)
- Eliminates exposure to on-peak electric demand charges
- Cloud-based real-time performance monitoring and system control
- Variable engine speed operation for excellent part load performance and longer life

Tecochill®

The Driving Force in Cooling



	RT Series	STx Series	DTx Series
Cooling Capacity (tons)	50	150-200	300-400
Dimensions			
Length	18’4”	13’10”	14’3”
Height	7’11”	4’4”	7’0”
Width	5’6”	6’9”	7’7”
Operational Weight (lbs)	8,300	11,750	23,650

27

Indoor Agriculture 28 Tecochill natural gas powered chillers provide a unique value proposition for indoor farming Rapidly growing market poised for exponential growth To grow 5x over five years according to Agrilyst Cannabis is primary near-term driver Leafy greens, herbs, and tomatoes are also attracting capital Typically located near urban centers Often have older infrastructure and higher electricity rates Tecochill chillers virtually eliminate need to upgrade electrical infrastructure Removes heat generated by lighting and dehumidifies the air Virtually pure carbon dioxide exhaust can be utilized to help speed plant growth

Ilios Data 29 World’s most efficient water heater 2-3x the efficiency of a conventional boiler Can generate 15 to 25 tons of free cooling while producing hot water Dimensions: 5’x3’x6’ Weight: 3,200 lbs Air-source Heat Pump Water-source Heat Pump

Ultera Emission Technology 30 Second Stage Catalyst Virtually Pure CO2 stream First stage eliminates NOx Second stage eliminates CO Lowering exhaust temperature prevents reformation of NOx in second stage Fuel Cell Slayer: Enables internal combustion engine to achieve emissions similar to a fuel cell Design fits well within existing fork truck architecture and does not require significant reengineering Ultera on roof of outdoor InVerde Engine tuned to run slightly rich Heat Exchanger First Stage Catalyst Internal Combustion Engine

Stationary Emissions Reduction Comparison 31 1) Tecogen emissions based upon actual third party source test data 2) Microturbine and Fuel Cell NOx data from California Energy Commission, Combined Heat and Power Market Assessment 2010, by ICF International 3) Stationary engine BACT as defined by SCAQMD prior to reset of BACT to Rule 1110.2 standard on 2/2/18. 4) Limits represent CARB 2007 emission standard for Distributed Generation with a 60% (HHV) Overall Efficiency credit 5) CO data not available for microturbine and fuel cell 0 5 10 15 20 25 30 Tecogen Ultera Microturbine Fuel Cell Engine BACT Em is si on s [p pm @ 1 5% O 2] NOx CO CARB CHP NOx Standard4 CARB CHP CO Standard4 70 ppm (Note 5) (Note 5)

AVL Automotive Emissions Test Results 32 Ultera Reduction of CO Concentration – US06 Cycle Standard Vehicle Emission System With the addition of the Ultera System Graphs present the reduction of measured CO concentration where CO concentration (ppm) is represented by the red line and the vehicle speed (in km/h) is represented by the blue line and depicts patterns of acceleration and deceleration. CO is nearly eliminated by the Ultera System

AVL Automotive Emissions Test Results 33 Ultera Reduction of NMHC Concentration – US06 Cycle Standard Vehicle Emission System With the addition of the Ultera System Graphs present the reduction of NMHC (non-Methane hydrocarbons) where NMHC concentration (ppm) is represented by the black line and the vehicle speed (in km/h) is represented by the blue line and depicts patterns of acceleration and deceleration.

Stand-By Generator Emissions Test Results 34 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 CO @ 15% O2 (ppm) NOx @ 15% O2 (ppm) Ultera Performance on Caterpillar 15 Liter Natural Gas Generator

Fork Truck Emissions Test Results 35 0 100 200 300 400 500 600 700 800 900 1000 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1000 CO [pp m ] Runtime [sec] Pre Ultera System Post Ultera System 400 F (204 C) Ultera Temperature 0 10 20 30 40 50 60 70 80 90 100 250 30 350 40 4 0 50 550 60 650 70 750 80 850 900 950 1000 NO x [pp m ] Runtime [sec] Pre Ultera System Post Ultera System 400 F (204 C) Ultera T mperature Heavy Lift Test: Exceptional Results 99% CO reduction 58% THC reduction 24% NOx reduction

Fork Truck Emissions Test Results 36 0 200 400 600 800 1000 1200 1400 1600 1800 2000 1100 1160 1220 1280 1340 CO [pp m ] Runtime [sec] CO - Pre Ultera CO - Post Ultera Low NOx Tuning Test (low loading) 0 10 20 30 40 50 60 70 80 90 100 1100 1160 1220 1280 1340 NO x [pp m ] Runtime [sec] NOx - Pre Ultera NOx - Post Ultera Near-zero NOx levels achieved with simple engine control tuning (reprogramming)